MAY 31, 2001



ANNUAL REPORT



INVESCO TREASURER'S SERIES FUNDS, INC.

MONEY MARKET RESERVE FUND
TAX-EXEMPT RESERVE FUND



"WE CONTINUE TO KEEP OUR WEIGHTED AVERAGE MATURITY FAIRLY SHORT, AND OUR CREDIT QUALITY AND SAFETY STANDARDS EXCEPTIONALLY HIGH."

SEE PAGE 6

[INVESCO ICON]  INVESCO FUNDS(R)

A Member of the AMVESCAP Group

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

SMART INVESTMENTS FOR A WELL-DIVERSIFIED PORTFOLIO

FELLOW SHAREHOLDER:

Financial advisers have long emphasized the importance of a diversified portfolio, but this investment strategy has moved to center stage since the onset of the economic slowdown. Money market funds, of course, play a vital role in diversification, as evidenced by the past year's events. Indeed, these funds can serve as a welcome refuge during periods of volatility challenging other areas of the market.

I'd like to reiterate our approach to money market management by providing some insight into our different investment alternatives.

o CASH RESERVES FUND provides competitive current yields from a diversified portfolio of short-term obligations, as well as convenient access to your money through free check writing. (Checks subject to a minimum amount of $500.)

o TAX-FREE MONEY FUND helps you shelter earnings from federal taxes by investing in the debt obligations of states and municipalities. (Income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

o U.S. GOVERNMENT MONEY FUND is designed for investors who are primarily concerned with safeguarding their principal, and invests in securities backed by the federal government and its agencies. This fund offers the highest credit quality of all INVESCO money market alternatives.

o TREASURER'S MONEY MARKET RESERVE FUND and TREASURER'S TAX-EXEMPT RESERVE FUND provide potentially low-cost, higher-yield money market options for institutions and individuals with more than $100,000 to invest. The expense ratio of the two Treasurer's Funds is fixed at 0.25%, which is extremely competitive. (Treasurer's Tax-Exempt Reserve Fund income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

Remember, money market funds are not insured or guaranteed by the federal government, Federal Deposit Insurance Corporation or any other government agency. And while the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Nonetheless, we believe these funds provide investors with a low-risk and increasingly convenient cash management tool that offers the potential for both flexibility and protection against market turbulence.

Sincerely,



/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"...THE RECENT FISCAL POLICY MEASURES TO LOWER TAX RATES WILL BEGIN INFLUENCING OUR SYSTEM WITH TAX REFUNDS AND LOWER WITHHOLDING AS EARLY AS JULY, POTENTIALLY PROVIDING THE ECONOMY WITH A BOOST."

-- SEE PAGE 5

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN ............1

MARKET HEADLINES ....................3

AN INTERVIEW WITH DICK HINDERLIE.....5

INVESTMENT HOLDINGS .................7

FINANCIAL STATEMENTS ...............15

NOTES TO FINANCIAL STATEMENTS ......19

FINANCIAL HIGHLIGHTS ...............22





FOR THE LATEST YIELD INFORMATION, CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE AT INVESCOFUNDS.COM.

MARKET HEADLINES

"THE SILVER LINING IN THE YEAR'S CLOUDS WAS FOUND IN SEGMENTS OF THE MARKET KNOWN FOR THEIR CONSISTENCY."

MARKET OVERVIEW:

JUNE 2000 THROUGH MAY 2001

The unusually sharp market turns that investors have come to view as regular fare for the evening news continued to punctuate the past year, creating an environment in which extremes were the norm. Overall, the U.S. economy slowed significantly on the heels of the euphoria that characterized 1999 and early 2000. Some of the major factors behind the tumult included corporate earnings woes -- particularly for technology-oriented New Economy companies -- the election uncertainty that preceded the inauguration of new U.S. President George
W. Bush, and a highly publicized energy crunch affecting consumers and businesses alike.

Indeed, even the most diehard bulls were forced to acknowledge the presence of the bear in the Nasdaq Composite Index's dramatic freefall, and a mood of uncertainty prevailed throughout the annual period ended May 31, 2001. Fundamentally strong growth companies suffered along with more speculative issues as investors focused almost exclusively on negative news. The semiconductor, telecommunications, and personal computer industries were particularly hard hit in the face of softening demand. Many investors were surprised to discover that their favorite names from the '90s could not maintain the hectic pace they'd set during the previous decade.

Meanwhile, talk of a possible economic recession grew louder as the unemployment rate increased, manufacturing activity slid, and inflation worries surfaced. In response, the Fed began laying the groundwork for lowering short-term interest rates in December, and then kicked off 2001 with a surprise half-point cut on January 3. Rates were subsequently lowered four more times in 50-basis-point increments, leading to a rate of 4.00% as of May 15, 2001 -- the lowest level the federal funds rate had reached in nine years.

Although the Fed's actions represented a welcome change for stock investors, the rate cuts were unable to trigger a sustained rebound. We did see growth stocks rocket up in January and April -- both months in which unexpected cuts were announced -- but these gains still left the Nasdaq well below its March 2000 high. Corporate bonds also failed to experience any relief in the face of heightened credit concerns and the resulting loss of liquidity. The high-yield market was particularly vulnerable to these obstacles.

The silver lining in the year's clouds was found in segments of the market known for their consistency. For example, the U.S. Treasury market, generally deemed a safe haven, benefited from investors' flight to stability. It was also aided by the federal government's ongoing buyback of longer maturity Treasury bonds.

Fixed-income securities weren't the only standouts. Although Old Economy areas were certainly not immune to the broadening economic slowdown, many companies occupying naturally defensive spaces provided solid overall performance. Energy issues were buoyed during the year by surging demand and high oil and gas prices. We were also pleased to see strong performance from the health care sector, which held up nicely through the economy's decline -- thanks in large part to the resilience of many pharmaceutical companies. Additionally, some financial services stocks became appealing in light of the interest rate reductions.

These areas of strength were admittedly few and far between in recent months. Yet we were encouraged to see signs in April and May suggesting that an improved environment may develop going forward. Historically, it has often taken six to nine months for the market to digest Fed actions -- and the mantra "don't fight the Fed" has been borne out time and time again. Therefore, any positive long-term effects stemming from the easing cycle may still lie ahead. Furthermore, the inventory build-up that plagued so many growth companies throughout much of the year has finally been relieved somewhat by an increase in demand, tax rebates could boost consumer spending later in 2001, and inflation appears to have been held in check thus far.

Of course, in a market as uncertain as this one, economic indicators are just that -- indicators. With this in mind, we continue to keep abreast of the latest developments while focusing on what we do best -- conducting bottom-up research in an effort to uncover those investment opportunities that can perform well regardless of where the market turns next.

--------------------------------------------------------------------------------
COSBY RETIRES; SIMMONS NAMED MANAGER OF TREASURER'S TAX-EXEMPT RESERVE FUND

After more than 15 years with INVESCO, Ingeborg Cosby retired at the end of June. Although we'll miss Inge and the long-standing excellence she brought to the team, we wish her the best of luck and an enjoyable retirement.

Assuming Inge's responsibilities as Portfolio Manager of INVESCO Tax-Free Money Fund will be VICTORIA SIMMONS, who has served as Inge's backup since 1993. Tori joined INVESCO in 1992 as a portfolio accountant, and was promoted to the Fixed-Income Division in 1993. Since 1993, Tori has worked closely with Inge in all facets of cash management, and is now well equipped to assume responsibilities as Portfolio Manager.
--------------------------------------------------------------------------------

FUND MANAGEMENT

[PHOTOGRAPH OF RICHARD R. HINDERLIE OMITTED]

RICHARD R. HINDERLIE

TREASURER'S MONEY
MARKET RESERVE FUND

VICE PRESIDENT RICHARD R. HINDERLIE JOINED INVESCO FUNDS GROUP IN 1993. A FIXED-INCOME MANAGER SINCE 1973, DICK HAS EXTENSIVE EXPERIENCE WITH MORTGAGE-BACKED SECURITIES, U.S. TREASURY, AND MONEY MARKET INVESTMENT GRADE SECURITIES. HE RECEIVED HIS BA IN ECONOMICS FROM PACIFIC LUTHERAN UNIVERSITY AND HIS MBA FROM ARIZONA STATE UNIVERSITY. PRIOR TO JOINING INVESCO FUNDS, DICK WAS WITH BANK WESTERN AND HIS OWN INVESTMENT FIRM.

[PHOTOGRAPH OF INGEBORG S. COSBY OMITTED]

INGEBORG S. COSBY

TREASURER'S TAX-EXEMPT
RESERVE FUND

VICE PRESIDENT INGEBORG S. COSBY HAS MORE THAN 15 YEARS OF INVESTMENT EXPERIENCE. SHE JOINED INVESCO FUNDS GROUP IN 1985, AND PREVIOUSLY WORKED AS A PORTFOLIO MANAGER ASSISTANT WITH FIRST AFFILIATED SECURITIES, INC.

QUESTIONS AND ANSWERS

AN INTERVIEW WITH FUND MANAGER DICK HINDERLIE

LOOKING FOR OPPORTUNITIES ALONG THE YIELD CURVE

WOULD  YOU  PROVIDE  SOME   PERSPECTIVE  ON  THE  MONEY  MARKET   INTEREST  RATE
ENVIRONMENT?

DICK HINDERLIE: Since the beginning of the year, the money market yield curve, a graphic snapshot depicting the prevailing term structure of interest rates, has been inverted. An inverted or down-sloping curve forecasts diminishing future interest rates. It often occurs concurrently with the onset of an economic slowdown and implies that the conditions leading to high interest rates will not persist. Conversely, an upward-sloped yield curve depicts an economy with optimistic prospects.

WHY DO SECURITIES THAT ARE IDENTICAL IN ALMOST EVERY RESPECT EXCEPT FOR MATURITY CARRY DIMINISHING YIELDS THROUGH TIME?

DICK HINDERLIE: When the yield curve is inverted, security issuers want to borrow very short, because they believe they can "refinance" at lower rates in the future. Meanwhile, investors may or may not favor liquidity when the yield curve is inverted as they assess investment risk, particularly when alternative investments have uncertain near-term prospects. The interplay between interest rate expectations and liquidity preferences partially defines the puzzle called the yield curve.

The yield curve also shifts with the pulse of business prospects, and it responds definitively to the hand of the short-term rate regulator -- the Federal Reserve. The Fed began cutting rates in January, promoting the expectation that more rate cuts would follow. Sure enough, rates have come down, which has influenced the investments we buy for the money market funds.

WHAT ELEMENTS ON THE RADAR SCREENS POINT TO A REVERSAL OF FORTUNE IN THE MONEY MARKET TRENDS OF 2001?

DICK HINDERLIE: Some circumstances give us hope. For one thing, the Federal Reserve has been cutting interest rates for six months. In the past, it has taken six to 12 months before we began to see the impact of monetary policy initiatives. We are now entering that window. Second, the recent fiscal policy measures to lower tax rates will begin influencing our system with tax refunds and lower withholding as early as July, potentially providing the economy with a boost. Third, money supply is on a powerful growth path, which is analogous to increasing the volume of water moving through a sprinkler system: More water is just what the doctor ordered for our lawns in Denver this summer.

[PHOTOGRAPH OF RICHARD R. HINDERLIE OMITTED]

DICK HINDERLIE MANAGES TREASURER'S MONEY MARKET RESERVE FUND

HAVE WE REACHED A POINT WHERE THE ECONOMY HAS TURNED?

DICK HINDERLIE: It's tough to say with any certainty. There are still some imbalances that show signs of reversal, and some themes that need to get back on track. The energy uptick this spring, the need for more refineries and pipelines, resolution of electricity problems in the West, and the traffic congestion story reveal a need for additional infrastructure to balance out the strains of growth. Attentiveness to these issues and the current manufacturing softness could help renew economic optimism. Also, the arm of intervention has hindered an otherwise vibrant growth story. Several developments, including the case against Microsoft, price caps on electricity, and interference in the GE/Honeywell merger, do not instill unbridled economic excitement similar to that which carried financial markets in the '90s. The sell-off in technology and the dismay of the dot-com world has thrust its sword into the productivity story -- the new paradigm has gone sour.

Globally, it's not uncommon to have some sort of economic malaise without an offsetting pocket of excitement somewhere in the world. This time seems to be a little different. For example, the dollar seems to be getting stronger -- not only versus the yen and the euro, but against almost all currencies. Along this same line, if California, with all its recent problems, has moved up to be equivalent to the fifth largest economy in the world, jumping ahead of France and behind the U.K., what does that suggest about the economic strength behind the globalization story? Bottom line: I look for anecdotal evidence that renews these themes of economic life, employment hopes, and dispels the discomfort of interventionism to bring vitality to the economy and reverse the trend of lower money market rates.

WITH ALL OF THIS UNCERTAINTY, HOW ARE YOU POSITIONING YOUR FUNDS?

DICK HINDERLIE: We continue to keep our weighted average maturity fairly short, and our credit quality and safety standards exceptionally high. These priorities can change depending on the economic environment -- it's not always about delivering the highest yield. Until we see some of the themes develop economic excitement, we'll continue to keep our money market portfolios short, investing in securities issued by rock-solid companies. Only after the recovery materializes and the yield curve adopts a steeper slope will we be challenged to change our posture in these funds.

"IN THE PAST, IT HAS TAKEN SIX TO 12 MONTHS BEFORE WE BEGAN TO SEE THE IMPACT OF MONETARY POLICY INITIATIVES."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO Treasurer's Series Funds, Inc.
MAY 31, 2001

                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------
TREASURER'S MONEY MARKET RESERVE FUND

100.00   SHORT-TERM INVESTMENTS
99.00    COMMERCIAL PAPER
3.56     AEROSPACE & DEFENSE
         Honeywell International, 6/4/2001         4.41    $   50,000,000  $   49,981,895
=========================================================================================
13.36    ASSET-BACKED FUNDING
         Ciesco LP, 6/28/2001                      4.04        30,000,000      29,910,517
         Delaware Funding, 6/11/2001               4.16        70,000,000      69,920,264
         Edison Asset Securitization LLC
           6/22/2001                               4.11        43,000,000      42,898,676
           6/29/2001                               4.05        35,000,000      34,891,665
         Quincy Capital, 6/12/2001                 4.20        10,000,000       9,987,346
=========================================================================================
                                                                              187,608,468
14.65    AUTOMOBILES
         Ford Motor Credit, 6/22/2001              4.01        79,000,000      79,000,000
         General Motors, 6/18/2001                 4.09        50,000,000      49,904,935
         General Motors Acceptance
           6/19/2001                               4.07        50,000,000      49,899,878
           6/20/2001                               4.07        27,000,000      26,942,930
=========================================================================================
                                                                              205,747,743
7.11     BANKS -- MONEY CENTER
         Citicorp, 6/19/2001                       4.08        20,000,000      19,959,837
         UBS Finance, 6/1/2001                     4.24        50,000,000      50,000,000
         Wells Fargo & Co, 6/13/2001               4.06        30,000,000      29,960,051
=========================================================================================
                                                                               99,919,888
3.55     COMMERCIAL FINANCE
         CIT Group, 6/28/2001                      4.13        50,000,000      49,847,748
=========================================================================================
5.13     CONSUMER FINANCE
         American Express Credit
           6/20/2001                               4.00        32,000,000      32,000,000
           6/21/2001                               4.00        40,000,000      40,000,000
=========================================================================================
                                                                               72,000,000
4.35     ELECTRIC UTILITIES
         Southern Co Funding
           6/8/2001                                4.06        10,000,000       9,992,216
           6/11/2001                               4.17        16,000,000      15,981,730
           6/11/2001                               4.14        35,100,000      35,060,214
=========================================================================================
                                                                               61,034,160
2.85     ELECTRICAL EQUIPMENT
         General Electric Capital Services,
           6/25/2001                               4.01        40,000,000      40,000,000
=========================================================================================
2.67     FINANCIAL -- DIVERSIFIED
         American General Finance, 6/4/2001        4.01        37,500,000      37,500,000
=========================================================================================
13.52    INSURANCE-- MULTI-LINE
         AIG Funding, 6/8/2001                     4.04        20,000,000      19,984,510


                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         American General
           6/20/2001                               4.06    $   25,000,000  $   25,000,000
           6/21/2001                               4.06        50,000,000      50,000,000
         Prudential Funding, 6/1/2001              4.02        50,000,000      50,000,000
         Transamerica Finance
           6/5/2001                                4.06        25,000,000      24,988,877
           6/12/2001                               4.16        20,000,000      19,974,937
=========================================================================================
                                                                              189,948,324
5.15     INVESTMENT BANK/BROKER FIRM
         Morgan Stanley
           6/7/2001                                4.36        50,000,000      49,964,210
           6/27/2001                               4.06        22,500,000      22,435,098
=========================================================================================
                                                                               72,399,308
8.54     MACHINERY -- DIVERSIFIED
         Deere & Co, 6/26/2001                     4.01        50,000,000      50,000,000
         Deere (John) Capital
           6/6/2001                                4.01        20,000,000      20,000,000
           6/25/2001                               4.01        50,000,000      50,000,000
=========================================================================================
                                                                              120,000,000
3.45     MANUFACTURING -- DIVERSIFIED
         Textron Financial
           6/13/2001                               4.16        21,100,000      21,071,175
           6/26/2001                               4.07        17,500,000      17,451,308
           6/29/2001                               4.09        10,000,000       9,968,759
=========================================================================================
                                                                               48,491,242
5.06     OIL -- INTERNATIONAL INTEGRATED
         Chevron USA, 6/5/2001                     3.99        40,000,000      40,000,000
         Texaco Inc, 6/25/2001                     4.02        31,000,000      31,000,000
=========================================================================================
                                                                               71,000,000
4.98     SERVICES -- COMMERCIAL & CONSUMER
         Hertz Corp
           6/12/2001                               4.03        20,000,000      20,000,000
           6/14/2001                               4.03        50,000,000      50,000,000
=========================================================================================
                                                                               70,000,000
1.07     TELEPHONE
         Verizon Network Funding, 6/6/2001         4.48        15,000,000      14,990,797
=========================================================================================
           TOTAL COMMERCIAL PAPER
              (Amortized Cost $1,390,469,573)                               1,390,469,573
=========================================================================================
0.44     MUNICIPAL SHORT-TERM NOTES(a)
0.44     HEALTH CARE FACILITIES -- HOSPITALS
         Fairview Hosp & Hlthcare Svcs
           of Minnesota (MBIA Insured),
           ACES, Hosp Rev, Series A,
           11/1/2015                               4.10         2,500,000       2,500,000
         Health Insurance Plan of Grtr New York
           (LOC-Morgan Gty Trust), Gen Oblig,
           ACES, Ind Rev, Series B-1, 7/1/2016     4.35         3,700,000       3,700,000
=========================================================================================
           TOTAL MUNICIPAL SHORT-TERM NOTES
             (Cost $6,200,000)                                                  6,200,000
=========================================================================================


                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.56     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 5/31/2001 due 6/1/2001
           at 3.950%, repurchased at
           $7,882,864 (Collateralized
           by US Treasury Inflationary Index
           Bonds due 4/15/2028 at 3.625%,
           value $8,060,216) (Cost $7,882,000)             $    7,882,000  $   7,882,000
=========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Amortized Cost $1,404,551,573)(b)                                $1,404,551,573
=========================================================================================
TREASURER'S TAX-EXEMPT RESERVE FUND
100.00   SHORT-TERM INVESTMENTS
100.00   MUNICIPAL NOTES(a)
0.84     ALASKA
         Alaska Indl Dev & Export Auth (Fairbanks
           Gold Mining Proj)(Amax Gold)(LOC -
           Bank of Nova Scotia), AR, Exmp Facil
           Rev, Series 1997, 5/1/20093.05                  $      500,000  $      500,000
=========================================================================================
6.10     ARIZONA
         Apache Cnty Indl Dev Auth, Arizona
          (Tucson Elec Pwr Springerville Proj)
          (LOC -Toronto Dominion Bank),
              AR, IDR, 1985 Series A,
                12/1/2020                          3.05           400,000         400,000
              F/VR, IDR, 1983 Series A,
                12/15/2018                         2.90           400,000         400,000
         Maricopa Cnty Indl Dev Auth, Arizona
           (McLane Co Proj), VRD, Rev, Series
           1984, 10/1/2004                         3.55           780,000         780,000
         Maricopa Cnty Pollution Ctl, Arizona
           (Arizona Pub Svc Palo Verde Proj)
           (LOC - Bank of America
           National Trust & Savings), AR, PCR
           Ref, 1994 Series D, 5/1/2029            3.00           300,000         300,000
         Pima Cnty Indl Dev Auth, Arizona,
           FRD, IDR, 1982 Series A
              (Tucson Elec Pwr Irvington Proj),
              10/1/2022                            3.05         1,000,000       1,000,000
              (Tucson Elec Pwr Proj), 12/1/2022    2.90           750,000         750,000
=========================================================================================
                                                                                3,630,000
0.67     ARKANSAS
         Clark Cnty, Arkansas (Reynolds Metals Proj)
           (LOC - SunTrust Bank), AR, Solid
           Waste Disp Rev, Series 1992,
           8/1/2022                                3.05           400,000         400,000
=========================================================================================
2.44     CALIFORNIA
         Los Angeles Regl Airports Impt, California
           (American Airlines/Los Angeles Intl Airport)
           (LOC - Bayerische Landesbank), AR, Facils
           Sublease FDR, Issue 1984,
              Series B, 12/1/2024                  3.15           900,000         900,000
              Series D, 12/1/2024                  3.15           200,000         200,000
         Los Angeles Regl Airports Impt, California
           (LAX TWO/Los Angeles Intl Airport)
           (LOC - Societe Generale), AR, Facils
           Sublease Rev, Issue 1985, 12/1/2025     3.15           350,000         350,000
=========================================================================================
                                                                                1,450,000


                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------
1.68     COLORADO
         El Paso Cnty, Colorado (Briarglen
           Apts Proj) AR, Multifamily Hsg Rev
           Ref, Series 1994, 12/1/2024             3.00    $    1,000,000  $    1,000,000
=========================================================================================
3.95     FLORIDA
         Florida Brd of Ed, FR, Gen Oblig,
           Pub Ed Cap Outlay, Series 1991-B,
           6/1/2022                                4.24           300,000         303,000
         Marion Cnty Indl Dev Auth, Florida
           (Florida Convalescent Ctrs Proj)
           (LOC - Wells Fargo Bank), VRD/FR,
           IDR Ref, Series 1988A, 1/1/2011         3.80           750,000         750,000
         Orlando Utils Commn, Florida, FR,
           Wtr & Elec Rev Ref & Impt, Series
           1978B, 4/1/2002                         3.30           290,000         301,041
         Univ of North Florida Fndtn, Florida
           (LOC - First Union Natl Bank), AR,
           Parking System Rev, Series
           1998, 5/1/2028                          3.10         1,000,000       1,000,000
=========================================================================================
                                                                                2,354,041
14.40    GEORGIA
         Clayton Cnty Dev Auth, Georgia (Delta
           Air Lines Proj), VR, Special Facils
           Rev, Series 2000A, 6/1/2029             2.90         1,000,000       1,000,000
         DeKalb Cnty Dev Auth, Georgia (Gen
           Motors Proj), AR, PCR, Series 1985,
           11/1/2003                               3.15         2,795,000       2,795,000
         DeKalb Private Hosp Auth, Georgia (ESR
           Children's Health Care System Proj)
           (LOC - SunTrust Bank), VRD, RAC,
           Series 1998A, 12/1/2028                 2.90         2,000,000       2,000,000
         Fulton Cnty Dev Auth, Georgia (Gen
           Motors Proj), AR, PCR, Series 1985,
           12/1/2001                               2.90         1,775,000       1,775,000
         Metro Atlanta Rapid Transit Auth,
           Georgia (AMBAC Insured), FR, Sales
           Tax Rev, Ref Series M, 7/1/2001         3.20         1,000,000       1,002,319
=========================================================================================
                                                                                8,572,319
1.68     IDAHO
         Idaho, FR, Gen Oblig, TAN, 6/29/2001      4.37         1,000,000       1,000,738
=========================================================================================
5.67     ILLINOIS
         Chicago, Illinois (MBIA Insured), FR,
           Gen Oblig, Series 1995C, 10/31/2001     4.40           250,000         251,864
         Chicago - O'Hare Intl Airport, Illinois,
           VR, Gen Airport Second Lien Rev,
              1984 Series A, 1/1/2015              2.65           250,000         250,000
              1984 Series B, 1/1/2015              2.65         2,065,000       2,065,000
         Illinois Edl Facils Auth (Natl-Louis
           Univ) (LOC - American Natl Bank &
           Trust), VRD, Rev, Series 1999A,
           6/1/2029                                2.97           500,000         500,000
         Rockford School Dist #205, Illinois
           (Winnebago & Boone Cntys)(FSA
           Insured), A/FR, Gen Oblig, Series
           1989, 2/1/2002                          3.30           300,000         307,600
=========================================================================================
                                                                                3,374,464

                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------

1.68     INDIANA
         Indiana Muni Pwr Agency (LOC -
           Toronto-Dominion Bank), VRD, Pwr
           Supply System Ref Rev, 1998
           Series A, 1/1/2018                      2.90    $    1,000,000  $    1,000,000
=========================================================================================
4.37     IOWA
         Iowa Fin Auth (Burlington Med Ctr)
           (FSA Insured), ARD, Rev, Series
           1997, 6/1/2027                          3.10           800,000         800,000
         Iowa Fin Auth (Wheaton Franciscan
           Svcs)(MBIA Insured), VRD, Rev,
           Series 1998A, 8/15/2012                 2.90         1,800,000       1,800,000
=========================================================================================
                                                                                2,600,000
2.52     KANSAS
         Kansas City, Kansas (Gen Motors Proj),
           VR, PCR, Series 1985, 11/1/2007         3.15         1,500,000       1,500,000
=========================================================================================
1.31     KENTUCKY
         Kentucky Econ Dev, Fin Auth (Greater
           Cincinnati Hlth Alliance) (MBIA
           Insured), AR, Hosp Facils Rev,
           Series 1997C, 1/1/2022                  2.90           780,000         780,000
=========================================================================================
3.19     MARYLAND
         Frederick Cnty, Maryland (Sheppard
           Pratt Residential Treatment Facil),
           VRD/FR, Rev, Series 1995, 7/1/2025      3.00         1,900,000       1,900,000
=========================================================================================
0.36     MASSACHUSETTS
         Lynn, Masachusetts, FR, Gen Oblig,
           1/15/2011                               3.40           200,000         213,230
=========================================================================================

                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------
2.85     MICHIGAN
         Detroit, Michigan (MBIA Insured),
           AR, Sewage Disp System Rev Ref,
           Series 1998-B, 7/1/2023                 2.80         1,195,000       1,195,000
         Michigan & New Ctr Dev (LOC - Bank
           of New York), FR, Short-Term Ctfs
           of Participation, Series 2001A,
           10/1/2001                               3.25           500,000         501,233
=========================================================================================
                                                                                1,696,233
5.21     MISSOURI
         Columbia, Missouri (LOC - Toronto-
           Dominion Bank), VR, Spl Oblig Ins
           Reserve, Series 1988A, 6/1/2008         2.90         2,100,000       2,100,000
           VR, Wtr & Elec Rev, 1985 Series B,
           12/1/2015                               2.90         1,000,000       1,000,000
=========================================================================================
                                                                                3,100,000
4.54     NEW HAMPSHIRE
         New Hampshire Bus Fin Auth
           (Wheelabrator Concord LP Proj)
           (LOC - Wachovia Bank), AR,
           Resource Recovery Ref Rev, 1997
           Series B, 1/1/2018                      3.00         2,700,000       2,700,000
=========================================================================================
2.02     NORTH CAROLINA
         Greensboro, North Carolina (LOC -
           Wachovia Bank), VR, Gen Oblig Pub
           Impt, Series 1994B, 4/1/2013            2.90         1,200,000       1,200,000
=========================================================================================
0.84     OHIO
         Ohio Pub Facils Commn (MBIA
           Insured), FR, Higher Ed Cap
           Facils Rev, Series II-1996A,
           11/1/2001                               3.39           500,000         501,993
=========================================================================================

                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.84     OREGON
         Port of Portland, Oregon (Portland
           Intl Airport) (MBIA Insured), FR,
           Preref Airport Rev,
           Series Seven A, 7/1/2001                4.22    $      500,000  $      500,788
=========================================================================================
1.26     PENNSYLVANIA
         Delaware Valley Regl Fin Auth,
           Pennsylvania (Bucks, Chester, Delaware
           & Montgomery Cntys) (LOC - Credit
           Suisse First Boston), AR, Loc Govt
           Rev, Series 1985D, 12/1/2020            2.90           500,000         500,000
         Philadelphia Muni Auth, Pennsylvania
           (FGIC Insured), FR, Justice Lease
           Rev, 1991 Series B, 11/15/2011          3.85           240,000         248,189
=========================================================================================
                                                                                  748,189
5.75     SOUTH CAROLINA
         South Carolina Edl Facs Auth (Morris
           College Proj)(LOC - Bank of America),
           VR, Rev, 7/1/2017                       3.05         1,400,000       1,400,000
         South Carolina Jobs-Econ Dev Auth
           (Catholic Diocese Proj) (LOC -
           Bank of America), VR, Rev,
           Series 1998, 9/1/2016                   3.05         1,000,000       1,000,000
         York Cnty Pub Facils, South Carolina
           (York Cnty Justice Ctr Proj), FR,
           Ctfs of Participation, Series 1991,
           6/1/2004                                4.31         1,000,000       1,020,000
=========================================================================================
                                                                                3,420,000
0.50     TENNESSEE
         Metro Nashville Airport Auth,
           Tennessee (LOC - Societe Generale)
           (FGIC Insured), AR, Airport
           Impt Rev Ref, Series 1993, 7/1/2019     2.95           300,000         300,000
=========================================================================================
16.11    TEXAS
         Amarillo Hlth Facils, Texas (High
           Plains Baptist Hosp Proj) (FSA
           Insured), FR, Hosp Rev, Series 1992 C,
           1/1/2007                                3.45           500,000         518,525
         Arlington Indpt School Dist, Texas
           (Tarrant Cnty)(PSFG Insured), FR,
           Unlimited Tax School Bldg Rev, Series
           2001, 2/15/2002                         3.21           345,000         349,751
         Austin, Texas (MBIA Insured), FR,
           Combined Util System Rev Ref,
           Series 1992A, 11/15/2001                3.24           240,000         242,756
         Austin Cnty Indl Dev, Texas (Justin
           Inds Proj)(LOC - Bank One), ATS,
           IDR, Series 1984, 12/1/2014             2.90         1,400,000       1,400,000
         Harris Cnty, Texas, FR, Toll Road
           Sr Lien Rev, Ref, Series
           1994, 8/15/2001                         3.35           250,000         250,549
         Irving Indpt School Dist, Texas (Dallas
           Cnty) (PSFG Insured), FR, Unlimited
           Tax School Bldg & Ref, Series 2001,
           2/15/2002                               3.19           245,000         246,800
         Lake Travis Indpt School Dist, Texas
           (Travis Cnty) (PSFG Insured), FR,
           Unlimited Tax School Bldg & Ref,
           Series 2001, 2/15/2002                  3.00           325,000         328,351
         Lewisville Indpt School Dist, Texas
           (Denton Cnty) (PSFG Insured),
           FR, Unlimited Tax School
           Bldg & Ref, Series 1992, 8/15/2001      4.30           375,000         376,267

                                              EFFECTIVE
                                               INTEREST         PRINCIPAL
 %       DESCRIPTION                             RATE %            AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Mercedes Indpt School Dist, Texas
           (Subdiv of Hidalgo Cnty) (PSFG
           Insured), FR, Unlimited Tax School
           Bldg, Series 2000, 8/15/2001            4.30    $      310,000  $      310,585
         North Richland Hills, Texas (Tarrant
           Cnty) (FGIC Insured), FR, Gen Oblig
           Ref, Series 1992, 2/15/2002             3.28           300,000         305,612
         Port Dev, Texas (Stolt Terminals
           (Houston) Proj) (LOC - Canadian
           Imperial Bank), VR, ATS, Marine
           Terminal Ref Rev, Series 1989,
           1/15/2014                               2.90         2,265,000       2,265,000
         Spring Indpt School Dist, Texas
           (Harris Cnty) (FSA Insured), FR,
           Pub Ppty Fin Contractual Gen Obligs,
           Series 2001, 8/15/2001                  4.24           260,000         260,520
         Sugar Land 4B, Texas (Fort Bend Cnty)
           (FSA Insured), FR, Sales Tax Rev,
            Series 2001, 2/15/2002                 3.18           220,000         223,858
         Texas, FR, TRAN, Series 2000, 8/31/2000   4.26         1,000,000       1,002,366
         Texas, FR, TRAN, Series 2000, 8/31/2000   4.25         1,000,000       1,002,391
         Weatherford Indpt School Dist, Texas
           (Parker Cnty)(PSFG Insured), FR,
           Unlimited Tax School Bldg & Ref Rev,
           Series 2001, 2/15/2002                  3.28           500,000         505,908
=========================================================================================
                                                                                9,589,239
5.86     WASHINGTON
         Redmond Pub, Washington (Genie Inds Ref
           Issue 1990), VRD, Indl Rev, Lot 2,
           1/1/2011                                3.00         1,490,000       1,490,000
         Washington, FR, Gen Oblig, Series B,
           6/1/2016                                4.25           500,000         500,000
         Washington, FR, Gen Oblig, Series B,
           6/1/2016                                3.25           500,000         500,000
         Washington Hlth Care Facils Auth
           (Fred Hutchinson Cancer Ctr), VRD,
           Rev, Series 1996, 1/1/2023              3.25           800,000         800,000
         Washington Hsg Fin Commn (Pac First
           Fed Svgs Bank Proj)(LOC - Fed Home
           Ln Bank), VRD, Multifamily Mtg Rev
           Ref, Series 1988B, 10/1/2020            3.05           200,000         200,000
=========================================================================================
                                                                                3,490,000
3.36     WYOMING
         Green River, Wyoming (Allied Corp
           Proj), F/FR, PCR Ref, 1982 Series,
           12/1/2012                               4.00         2,000,000       2,000,000
=========================================================================================
           TOTAL MUNICIPAL NOTES
              (Amortized Cost $59,521,234)                                     59,521,234
=========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Amortized Cost $59,521,234)(b)                                   $   59,521,234
=========================================================================================

The following acronyms may be used in security descriptions:
ACES(c)      --     Adjustable Convertible Extendable Securities
A/FR(c)      --     Adjustable Fixed Rate
AMBAC        --     American Municipal Bond Assurance Corporation
AR(c)        --     Adjustable Rate
ARD(c)       --     Ajdustable Rate Demand
ATS(c)       --     Adjustable Tender Securities
FDR          --     Flexible Demand Revenue
F/FR(c)      --     Floating Fixed Rate
FGIC         --     Financial Guaranty Insurance Company
FR           --     Fixed Rate
FRD(c)       --     Floating Rate Demand
FSA          --     Financial Security Assurance
F/VR(c)      --     Floating/Variable Rate
IDR          --     Industrial Development Revenue
LOC          --     Letter of Credit
MBIA         --     Municipal Bond Investors Assurance Corporation
PCR          --     Pollution Control Revenue
PSFG         --     Permanent School Fund Guarantee Program
RAC          --     Revenue Anticipation Certificates
TAN          --     Tax Anticipation Notes
TRAN         --     Tax & Revenue Anticipation Notes
V/FRD(c)     --     Variable/Fixed Rate Demand
VR(c)        --     Variable Rate
VRD(c)       --     Variable Rate Demand
VRD/FR(c)    --     Variable Rate Demand/Fixed Rate

(a) All securities with a maturity date greater than one year have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
(b)  Also represents cost for income tax purposes.
(c)  Rate is subject to change. Rate shown reflects current rate.

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO Treasurer's Series Funds, Inc
MAY 31, 2001

                                                                          TREASURER'S           TREASURER'S
                                                                         MONEY MARKET            TAX-EXEMPT
                                                                         RESERVE FUND          RESERVE FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                         $ 1,404,551,573       $    59,521,234
===========================================================================================================
   At Value(a)                                                         $1,404,551,573       $    59,521,234
Cash                                                                                0                 8,671
Receivables:
   Fund Shares Sold                                                        52,716,454                 3,002
   Interest                                                                   810,460               495,068
Prepaid Expenses and Other Assets                                               7,790                     0
===========================================================================================================
TOTAL ASSETS                                                            1,458,086,277            60,027,975
===========================================================================================================
LIABILITIES
Payables:
   Custodian                                                                    5,793                     0
   Distributions to Shareholders                                              828,851                 3,834
   Fund Shares Repurchased                                                 29,225,464               386,552
Accrued Expenses and Other Payables                                            10,398                     0
===========================================================================================================
TOTAL LIABILITIES                                                          30,070,506               390,386
===========================================================================================================
NET ASSETS AT VALUE                                                   $ 1,428,015,771       $    59,637,589
===========================================================================================================
Shares Outstanding(b)                                                   1,428,015,771            59,637,589
NET ASSET VALUE, Offering and Redemption Price per Share              $          1.00       $          1.00
===========================================================================================================

(a) Investment securities at cost and value at May 31, 2001, includes a repurchase agreement of $7,882,000 for Treasurer's Money Market Reserve Fund.
(b) The Funds have 10 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 7 billion have been allocated to Treasurer's Money Market Reserve Fund and 1 billion to Treasurer's Tax-Exempt Reserve Fund. Paid-in-capital was $1,428,015,771 and $59,637,589 for Treasurer's Money Market Reserve and Treasurer's Tax-Exempt Reserve Funds, respectively


See Notes to Financial Statements

STATEMENT OF OPERATIONS INVESCO
Treasurer's Series Funds, Inc.
YEAR ENDED MAY 31, 2001

                                                                          TREASURER'S           TREASURER'S
                                                                         MONEY MARKET            TAX-EXEMPT
                                                                         RESERVE FUND          RESERVE FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                                                       $    91,924,804       $     2,513,196
EXPENSES
Investment Advisory Fees                                                    3,745,890               154,916
===========================================================================================================
NET INVESTMENT INCOME AND NET INCREASE
   IN NET ASSETS FROM OPERATIONS                                      $    88,178,914       $     2,358,280
===========================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
Treasurer's Money Market Reserve Fund

                                                                                   YEAR ENDED MAY 31
-----------------------------------------------------------------------------------------------------------
                                                                              2001                  2000
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and Distributed to Shareholders          $    88,178,914       $    22,908,670
===========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                         $ 4,777,902,475       $ 3,534,285,981
Reinvestment of Dividends                                                  84,477,525            20,393,092
===========================================================================================================
                                                                        4,862,380,000         3,554,679,073
Amounts Paid for Repurchases of Shares                                (4,619,646,683)       (2,421,792,486)
===========================================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                                242,733,317         1,132,886,587
NET ASSETS
Beginning of Period                                                     1,185,282,454            52,395,867
===========================================================================================================
End of Period                                                         $ 1,428,015,771       $ 1,185,282,454
===========================================================================================================

             ________________________________________________________________________________

FUND SHARE TRANSACTIONS
Shares Sold                                                             4,777,902,475         3,534,285,981
Shares Issued from Reinvestment of Dividends                               84,477,525            20,393,092
===========================================================================================================
                                                                        4,862,380,000         3,554,679,073
Shares Repurchased                                                    (4,619,646,683)       (2,421,792,486)
===========================================================================================================
NET INCREASE IN FUND SHARES                                               242,733,317         1,132,886,587
===========================================================================================================

See Notes to Financial Statements

Treasurer's Tax-Exempt Reserve Fund

                                                                                   YEAR ENDED MAY 31
-----------------------------------------------------------------------------------------------------------
                                                                              2001                  2000
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and Distributed to Shareholders          $     2,358,280       $     2,015,995
===========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                         $   129,694,888       $   200,553,537
Reinvestment of Dividends                                                   2,273,177             1,933,403
===========================================================================================================
                                                                          131,968,065           202,486,940
Amounts Paid for Repurchases of Shares                                  (138,467,980)         (166,723,180)
===========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                                (6,499,915)            35,763,760
NET ASSETS
Beginning of Period                                                        66,137,504            30,373,744
===========================================================================================================
End of Period                                                         $    59,637,589       $    66,137,504
===========================================================================================================

           _____________________________________________________________________________________

FUND SHARE TRANSACTIONS
Shares Sold                                                               129,694,888           200,553,537
Shares Issued from Reinvestment of Dividends                                2,273,177             1,933,403
===========================================================================================================
                                                                          131,968,065           202,486,940
Shares Repurchased                                                      (138,467,980)         (166,723,180)
===========================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                                    (6,499,915)            35,763,760
===========================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO Treasurer's Series Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Treasurer's Series Funds, Inc. is incorporated in Maryland and consists of two separate
Funds: INVESCO Treasurer's Money Market Reserve Fund ("Money Fund") and INVESCO Treasurer's Tax-Exempt Reserve Fund ("Tax-Exempt Fund") (individually the "Fund" and collectively the "Funds"). The investment objective of the Funds is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. INVESCO Treasurer's Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by the Funds are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on purchases of securities to the earliest put or call date. Cost is determined on the specific identification basis.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Of the distributions paid by Tax-Exempt Fund for the year ended May 31, 2001, 94.13% were exempt from federal income taxes.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Such dividends are automatically reinvested at the month-end net asset value, unless the shareholder requests a cash payment.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Fund is based on the annual rate of 0.25% of each Fund's average net assets. IFG is also responsible for providing certain administrative and clerical services and facilities necessary for the operation of the Fund. In accordance with the Investment Advisory Agreement, IFG bears all other expenses of the Funds, except taxes, interest and brokerage commisions.

NOTE 3 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG.

At May 31, 2001, 45.41% of outstanding shares of the Money Fund were held by other INVESCO mutual funds as follows:

                                                       AMOUNT             DIVIDENDS
                                                        OWNED              RECEIVED     PERCENTAGE
FUND                                             AT 5/31/2001    6/1/2000-5/31/2001          OWNED
---------------------------------------------------------------------------------------------------
INVESCO Advantage Fund                          $           0         $      48,314           0.00%
INVESCO Advantage Global Health Sciences Fund               0               231,628           0.00
INVESCO Balanced Fund                              36,408,160             1,371,531           2.55
INVESCO Blue Chip Growth Fund                               0                91,703           0.00
INVESCO Dynamics Fund                             223,492,754            18,651,496          15.65
INVESCO Endeavor Fund                                       0                89,261           0.00
INVESCO Energy Fund                                         0               116,219           0.00
INVESCO Equity Income Fund                         66,970,113             6,403,688           4.69
INVESCO European Fund                                       0               321,636           0.00
INVESCO Financial Services Fund                    26,366,343             2,243,971           1.85
INVESCO Health Sciences Fund                                0             2,090,591           0.00
INVESCO High Yield Fund                             5,347,231               347,796           0.38
INVESCO Leisure Fund                               22,169,287               483,056           1.55
INVESCO Select Income Fund                                  0                83,168           0.00
INVESCO Small Company Growth Fund                  75,269,207             4,208,461           5.27
INVESCO Technology Fund                            69,234,365            18,402,442           4.85
INVESCO Telecommunications Fund                    80,802,352             8,624,541           5.66
INVESCO Total Return Fund                          10,017,287               725,929           0.70
INVESCO Utilities Fund                             10,810,257               614,629           0.76
INVESCO Value Equity Fund                           5,001,061                57,932           0.35
INVESCO VIF - Dynamics Fund                                 0               202,771           0.00
INVESCO VIF - Equity Income Fund                    6,025,937                44,224           0.42
INVESCO VIF - Financial Services Fund               5,017,633               184,129           0.35
INVESCO VIF - Health Sciences Fund                          0               367,127           0.00
INVESCO VIF - High Yield Fund                       3,051,236                50,909           0.21
INVESCO VIF - Technology Fund                       5,016,388               652,550           0.35
INVESCO VIF - Telecommunications Fund                       0               398,893           0.00
===================================================================================================
                                                $ 650,999,611         $  67,108,595          45.59%
===================================================================================================

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

For the year ended May 31, 2001, pension expenses, unfunded accrued pension costs and pension liability were paid by IFG in accordance with the Investment Advisory Agreement and were as follows:

                                                     UNFUNDED
                                   PENSION            ACCRUED            PENSION
FUND                              EXPENSES      PENSION COSTS          LIABILITY
--------------------------------------------------------------------------------
Money Fund                    $     11,850       $          0      $      23,967
Tax-Exempt Fund                        401                404              4,198

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 4 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total assets for temporary or emergency purposes. At May 31, 2001, there were no such borrowings and/orlendings for any Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Treasurer's Series Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (constituting INVESCO Treasurer's Series Funds, Inc., hereafter referred to as the "Fund") at May 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Denver, Colorado

July 6, 2001

FINANCIAL HIGHLIGHTS

TREASURER'S MONEY MARKET RESERVE FUND
---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           PERIOD
                                                                            ENDED
                                                 YEAR ENDED MAY 31         MAY 31         YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------
                                                  2001          2000      1999(a)        1998        1997        1996
PER SHARE DATA
Net Asset Value -- Beginning of Period     $     1.00   $       1.00 $       1.00 $      1.00 $      1.00 $      1.00
=====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
   INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
   DISTRIBUTED TO SHAREHOLDERS                    0.06          0.05         0.02        0.05        0.05        0.05
=====================================================================================================================
Net Asset Value- - End of Period           $      1.00   $      1.00 $       1.00 $      1.00 $      1.00 $      1.00
=====================================================================================================================

TOTAL RETURN                                     6.03%         5.55%     1.90%(b)       5.46%       5.48%       5.30%

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 1,428,016   $ 1,185,282 $     52,396 $    34,236 $    67,146 $   113,281
Ratio of Expenses to Average Net Assets          0.25%         0.25%     0.25%(c)       0.25%       0.25%       0.25%
Ratio of Net Investment Income to
   Average Net Assets                            5.89%         5.84%     4.78%(c)       5.35%       5.32%       5.17%

(a)  From January 1, 1999 to May 31, 1999, the Fund's current fiscal year end.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Annualized

FINANCIAL HIGHLIGHTS

TREASURER'S TAX-EXEMPT RESERVE FUND
---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           PERIOD
                                                                            ENDED
                                                 YEAR ENDED MAY 31         MAY 31         YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------
                                                  2001          2000      1999(a)        1998        1997        1996
PER SHARE DATA
Net Asset Value -- Beginning of Period     $      1.00   $      1.00 $       1.00 $      1.00 $      1.00 $      1.00
=====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
   INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
   DISTRIBUTED TO SHAREHOLDERS                    0.04          0.04         0.01        0.03        0.04        0.03
=====================================================================================================================
Net Asset Value -- End of Period           $      1.00   $      1.00 $       1.00 $      1.00 $      1.00 $      1.00
=====================================================================================================================

TOTAL RETURN                                     3.89%         3.58%     1.16%(b)       3.49%       3.74%       3.45%

RATIOS
Net Assets -- End of Period ($000 Omitted) $    59,638   $    66,138 $     30,374 $    36,707 $    22,084 $    23,386
Ratio of Expenses to Average Net Assets          0.25%         0.25%     0.25%(c)       0.25%       0.25%       0.25%
Ratio of Net Investment Income to
   Average Net Assets                            3.81%         3.59%     2.92%(c)       3.38%       3.68%       3.40%

(a)  From January 1, 1999 to May 31, 1999, the Fund's current fiscal year end.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Annualized

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Investor Services: 1-800-525-8085
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On the World Wide Web: invescofunds.com


INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


This information must be preceded or accompanied by a current prospectus.